UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2013

FIBROCELL SCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341

(Address of Principal Executive Office) (Zip Code)

(484) 713-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2013, Fibrocell Science, Inc. (the “Company”) filed a Certificate of Amendment (“Certificate of Amendment”) to its Restated Certificate of Incorporation (the “Certificate of Incorporation”), with the Secretary of State of the State of Delaware, to effect a 1-for-25 reverse stock split of the Company’s common stock (the “Reverse Stock Split”). The Certificate of Amendment will become effective as of April 30, 2013. On April 30, 2013, the Company’s shares will trade in the OTC BB market under the symbol “FCSCD,” with a “D” added for 20 trading days to signify that the reverse stock split has occurred.

As described in the Company’s definitive proxy statement filed with the SEC on August 6, 2012, at the Company’s annual meeting held on September 13, 2012, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of common stock at the specified ratios set forth in the proxy statement. Thereafter, the Company’s Board of Directors determined to effect 1-for-25 reverse stock split and authorized the implementation of such split.

As a result of the Reverse Stock Split, every 25 shares of the Company’s pre-Reverse Stock Split common stock were combined and reclassified into one share of the Company’s common stock. The post-Reverse Stock Split common stock will begin trading on April 30, 2013 with a new CUSIP number of 315721209. The Reverse Stock Split did not change the authorized number of shares or the par value of the common stock. No fractional shares were issued in connection with the Reverse Stock Split. Stockholders who otherwise would have been entitled to receive a fractional share in connection with the Reverse Stock Split will have their fractional share rounded up to a whole share.

The Company’s transfer agent, American Stock Transfer & Trust Company LLC, is acting as exchange agent for the Reverse Stock Split and will send instructions to stockholders of record regarding the exchange of certificates for common stock.

On April 29, 2013, the Company also issued a press release with respect to the Reverse Stock Split described herein.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of the Restated Certificate of Incorporation of Fibrocell Science, Inc.

99.1	Press Release dated April 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fibrocell Science, Inc.

By:	/s/ Declan Daly
Declan Daly Chief Financial Officer

Date: April 29, 2013